The Chefs’ Warehouse, Inc. 8-K

EXECUTION COPY

AMENDMENT NO. 6

Dated as of July 1, 2015

to

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 6 (this “Amendment”) is made as of July 1, 2015 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013, by and among the Borrowers, the other Loan Parties party thereto, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.      Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)            Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

“Amendment No. 6 Effective Date” means July 1, 2015.

“Specified Material Acquisition Date” means each date (provided that such date is on or before June 30, 2016) (i) on which the aggregate consideration paid by the Loan Parties during any two (2) consecutive Fiscal Quarters for Permitted Acquisitions consummated on or after the Amendment No. 6 Effective Date exceeds $25,000,000 and (ii) with respect to which the Borrower Representative has provided to the Administrative Agent irrevocable notice (which notice must have been provided at least three (3) Business Days prior to such date) of its election, in its sole and absolute discretion, to adjust the maximum permitted Total Leverage Ratio and Senior Secured Leverage Ratio pursuant to Section 6.13(f); provided, however, such date shall not be deemed to be a “Specified Material Acquisition Date” if it would result in there being more than one (1) Specified Material Acquisition Date occurring during any period of four (4) consecutive Fiscal Quarters.

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“Specified Material Acquisition Information” means, with respect to any Specified Material Acquisition Date, the following items for each acquisition consummated during the period commencing on (and including) the first day of the immediately preceding Fiscal Quarter and ending on (and including) such Specified Material Acquisition Date: (i) the name of the Person or description of the assets being acquired, (ii) the purchase price on the date of the acquisition(s) (without giving effect to any potential post-closing adjustments of the purchase price, such as working capital adjustments, earn-out payments and indemnification payments), (iii) reasonable, good faith estimates for maximum earn-out payments and working capital adjustments with respect to such acquisition(s) and (iv) historical financial statements (including consolidated balance sheets, income statements and cash flow statements), projections and officer certificates, in each case, reasonably requested by the Administrative Agent.

“Specified Period” has the meaning assigned to such term in Section 6.13(f).

(b)      The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended to amend and restate the parenthetical set forth in clause (b)(4) therein to read as follows:

(provided that, for purposes of determining compliance with the covenants contained in clauses (b) and (d) of Section 6.13, (x) with respect to any acquisition occurring on any Specified Material Acquisition Date, the maximum permitted ratios for such covenants shall be deemed to be those set forth therein and (y) with respect to any other acquisition, the maximum permitted ratios for such covenants shall be deemed to be 0.50:1.00 less than those set forth therein)

(c)       Section 6.13 of the Credit Agreement is hereby amended to add the following new clause (f) therein:

Adjustments to Financial Covenants on Each Specified Acquisition Date. Notwithstanding the foregoing, upon the occurrence of each Specified Material Acquisition Date, the maximum permitted Total Leverage Ratio and Senior Secured Leverage Ratio pursuant to Sections 6.13(b) and 6.13(d) shall, in each case, be deemed to be increased for a four (4) consecutive Fiscal Quarter period (such period of four (4) consecutive Fiscal Quarters, the “Specified Period”), beginning with the Fiscal Quarter during which such Specified Material Acquisition Date occurs, by (i) in the case of the first two (2) Fiscal Quarters in the Specified Period, an additional 0.50:1.00 in excess of the applicable levels otherwise set forth in Sections 6.13(b) and 6.13(d) and (ii) in the case of the last two (2) Fiscal Quarters in the Specified Period, an additional 0.25:1.00 in excess of the applicable levels otherwise set forth in Sections 6.13(b) and 6.13(d) (without giving effect to the additional 0.50:1.00 increase described in the preceding clause (i)), in each case, so long as the Borrower Representative provides the Administrative Agent with the related Specified Material Acquisition Information at least three (3) Business Days prior to such Specified Material Acquisition Date; provided

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however that, notwithstanding the foregoing, in no event shall the adjustment pursuant to this Section 6.13(f) result in the maximum permitted Total Leverage Ratio exceeding 5.00 to 1.00 or the Senior Secured Leverage Ratio exceeding 4.50 to 1.00 at any time. It is hereby understood and agreed that, at the end of each Specified Period, the maximum permitted Total Leverage Ratio and Senior Secured Leverage Ratio pursuant to Sections 6.13(b) and 6.13(d) shall revert to the levels set forth in such Sections (without giving effect to the additional increases described in clauses (i) and (ii) above).

2.      Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a)      the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, and the Administrative Agent;

(b)      the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Loan Guarantors;

(c)      the Administrative Agent shall have received an executed and effective amendment to the Prudential Note Agreement, which amendment shall be substantially in the form set forth on Exhibit B hereto;

(d)      the Administrative Agent shall have received from The Chefs’ Warehouse, Inc., on behalf of each Lender signatory hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to 0.10% of the sum of (i) such Lender’s Revolving Commitment immediately prior to the effectiveness of this Amendment plus (ii) the aggregate principal amount of such Lender’s Term Loans outstanding immediately prior to the effectiveness of this Amendment; and

(e)      the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced in an invoice dated on or prior to the date hereof, reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3.      Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)      This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)      As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (provided that any such representations or warranties qualified by materiality or Material Adverse Effect are true and correct in all respects), it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date.

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4.      Reference to and Effect on the Credit Agreement.

(a)      Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)      Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)      Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)      This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5.      Release of Claims.

(a)      Each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Collateral Agent and each of the Lenders, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, the Collateral Agent, the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any of the Loan Parties or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

6.      Each of the Loan Parties understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

7.      Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8.      Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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9.      Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DAIRYLAND USA CORPORATION

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

BEL CANTO FOODS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

 Signature Page to Amendment No. 6 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank, as Administrative Agent and as Collateral Agent

By:	/s/ Diane Bredehoft
Name:	Diane Bredehoft
Title:	Authorized Officer

 Signature Page to Amendment No. 6 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

GE CAPITAL BANK, formerly known as GE CAPITAL FINANCIAL INC., as a Lender

By:	/s/ Woodrow Broaders
Name:	Woodrow Broaders
Title:	SVP

 Signature Page to Amendment No. 6 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Pizzo
Name:	Thomas Pizzo
Title:	Senior Vice President

 Signature Page to Amendment No. 6 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Joan Spiotto Murphy
Name:	Joan Spiotto Murphy
Title:	Director

 Signature Page to Amendment No. 6 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Kenneth M. Blackwell
Name:	Kenneth M. Blackwell
Title:	Senior Vice President

 Signature Page to Amendment No. 6 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 6 to Amended and Restated Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the other Loan Parties party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 6 to Amended and Restated Credit Agreement is dated as of July 1, 2015 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Loan Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated July 1, 2015

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

DAIRYLAND USA CORPORATION

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

BEL CANTO FOODS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

 Signature Page to Consent and Reaffirmation to Amendment No. 6 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

GUARANTORS:

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

CHEFS’ WAREHOUSE PARENT, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

MICHAEL’S FINER MEATS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

 Signature Page to Consent and Reaffirmation to Amendment No. 6 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

QZ ACQUISITION (USA), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

CW LV REAL ESTATE LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

 Signature Page to Consent and Reaffirmation to Amendment No. 6 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

ALLEN BROTHERS 1893, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE GREAT STEAKHOUSE STEAKS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

DEL MONTE CAPITOL MEAT COMPANY, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

 Signature Page to Consent and Reaffirmation to Amendment No. 6 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

EXHIBIT B

Form of Amendment to Prudential Note Agreement

[Attached]